UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  05/03/2011

STEPAN COMPANY
(Exact name of registrant as specified in its charter)

Commission File Number:  1-4462

Delaware	36-1823834
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

Edens and Winnetka Road, Northfield, Illinois 60093
(Address of principal executive offices, including zip code)

(847)446-7500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

On May 3, 2011, Stepan Company ("Stepan") issued a press release providing its financial results for the first quarter ended March 31, 2011. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders

Stepan held its Annual Meeting of Stockholders on May 3, 2011 (the "Annual Meeting"). At the Annual Meeting, there were 10,176,339 shares represented to vote either in person or by proxy, or 94.6% of the outstanding shares, which represented a quorum. Stockholders voted on the following matters at the Annual Meeting: (i) election of two nominees to serve as directors until the annual meeting of stockholders to be held in the year 2014; (ii) approval of the Stepan Company 2011 Incentive Compensation Plan; (iii) approval of the compensation paid to Stepan's named executive officers; (iv) consider the frequency of future stockholder advisory votes on the compensation paid to Stepan's named executive officers; and (v) ratification of the appointment of Deloitte & Touche LLP ("Deloitte") as the independent registered public accounting firm for Stepan for 2011.

Set forth below are the matters acted upon at the Annual Meeting and the final voting results on each such matter as reported by our inspector of elections.

Proposal 1: Election of Directors

NAME                         FOR          WITHHELD      BROKER NON-VOTES

Joaquin Delgado         9,097,146      125,743            953,449

F. Quinn Stepan, Jr.    9,116,544      106,345            953,449

Proposal 2: Approval of Stepan Company 2011 Incentive Compensation Plan

   FOR          AGAINST          ABSTAIN          BROKER NON-VOTES

7,018,197       2,138,797          65,895                  953,449

Proposal 3: Approval of Compensation Paid to Stepan's Named Executive Officers

   FOR          AGAINST          ABSTAIN          BROKER NON-VOTES

9,044,130          103,371          75,387                  953,449

Proposal 4: Consider the Frequency of Future Stockholder Advisory Votes on the Compensation Paid to Stepan's Named Executive Officers

   1 YEAR       2 YEARS       3 YEARS       ABSTAIN       BROKER NON-VOTES

8,297,506       49,906             660,905          214,571            953,449

Proposal 5: Ratification of Appointment of Deloitte as the Independent Registered Public Accounting Firm for Fiscal Year 2011

    FOR          AGAINST          ABSTAIN          BROKER NON-VOTES

9,881,313         145,218               149,807                   0

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits
    Exhibit Number: 99.1
    Description: Press Release of Stepan Company dated May 3, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEPAN COMPANY

Date: May 06, 2011	By:	/s/ Kathleen Sherlock
Kathleen Sherlock
Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press Release of Stepan Company dated May 3, 2011